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                                        (LOGO)


                                        LEXUS


                                  DEALER AGREEMENT

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                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

I.    TERM OF AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . .     1

II.   OWNERSHIP AND OFFICERS . . . . . . . . . . . . . . . . . . . . . .     2

III.  MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

IV.   APPROVED DEALER LOCATIONS. . . . . . . . . . . . . . . . . . . . .     3

V.    CERTIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . .     4

VI.   ACQUISITION, DELIVERY AND INVENTORY OF LEXUS PRODUCTS. . . . . . .     5

  A.  APPOINTMENT OF DEALER. . . . . . . . . . . . . . . . . . . . . . .     5
  B.  AVAILABILITY AND ALLOCATION OF PRODUCT . . . . . . . . . . . . . .     5
  C.  PRICES AND TERMS OF SALE . . . . . . . . . . . . . . . . . . . . .     5
  D.  MODE, PLACE AND CHARGES FOR DELIVERY OF PRODUCTS . . . . . . . . .     6
  E.  DAMAGE CLAIMS AGAINST TRANSPORTATION CARRIERS. . . . . . . . . . .     6
  F.  DELAY OR FAILURE OF DELIVERY . . . . . . . . . . . . . . . . . . .     6
  G.  DIVERSION CHARGES. . . . . . . . . . . . . . . . . . . . . . . . .     6
  H.  CHANGES OF DESIGN, OPTIONS OR SPECIFICATIONS . . . . . . . . . . .     7
  I.  DISCONTINUANCE OF MANUFACTURE OR IMPORTATION . . . . . . . . . . .     7
  J.  MINIMUM VEHICLE INVENTORIES. . . . . . . . . . . . . . . . . . . .     7
  K.  PRODUCT MODIFICATIONS. . . . . . . . . . . . . . . . . . . . . . .     7


VII.  DEALER MARKETING OF LEXUS PRODUCTS . . . . . . . . . . . . . . . .     7

  A.  DEALER'S SALES RESPONSIBILITIES. . . . . . . . . . . . . . . . . .     7
  B.  EXPORT POLICY. . . . . . . . . . . . . . . . . . . . . . . . . . .     8
  C.  LEXUS DEALER ASSOCIATION . . . . . . . . . . . . . . . . . . . . .     8
  D.  USED VEHICLES. . . . . . . . . . . . . . . . . . . . . . . . . . .     9
  E.  PRIMARY AREA OF RESPONSIBILITY . . . . . . . . . . . . . . . . . .     9
  F.  EVALUATION OF DEALER'S SALES AND MARKETING PERFORMANCE . . . . . .     9


VIII.. DEALER SERVICE OBLIGATIONS. . . . . . . . . . . . . . . . . . . .     9

  A.  CUSTOMER SERVICE STANDARDS . . . . . . . . . . . . . . . . . . . .     9
  B.  NEW MOTOR VEHICLE PRE-DELIVERY SERVICE . . . . . . . . . . . . . .    10
  C.  WARRANTY AND POLICY SERVICE. . . . . . . . . . . . . . . . . . . .    10


                                         (i)

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IX.   USE OF PARTS AND ACCESSORIES IN NON-WARRANTY SERVICE . . . . . . .    11

  A.  WARRANTY DISCLOSURES AS TO NON-GENUINE PARTS AND ACCESSORIES . . .    11
  B.  ROADSIDE ASSISTANCE PROGRAM. . . . . . . . . . . . . . . . . . . .    11
  C.  SERVICE CAMPAIGN INSPECTIONS AND CORRECTIONS . . . . . . . . . . .    11
  D.  COMPLIANCE WITH SAFETY AND EMISSION CONTROL REQUIREMENTS . . . . .    12
  E.  COMPLIANCE WITH CONSUMER PROTECTION STATUTES, RULES AND
      REGULATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . .    12


X.    SERVICE AND PARTS ORGANIZATION . . . . . . . . . . . . . . . . . .    13

  A.  ORGANIZATION AND STANDARDS . . . . . . . . . . . . . . . . . . . .    13
  B.  SERVICE EQUIPMENT AND SPECIAL TOOLS. . . . . . . . . . . . . . . .    13
  C.  PARTS STOCKING LEVEL . . . . . . . . . . . . . . . . . . . . . . .    13
  D.  AFTER-HOURS DELIVERY . . . . . . . . . . . . . . . . . . . . . . .    14
  E.  ASSISTANCE PROVIDED BY DISTRIBUTOR . . . . . . . . . . . . . . . .    14
  F.  EVALUATION OF DEALER'S SERVICE AND PARTS PERFORMANCE . . . . . . .    14


XI.   CUSTOMER SATISFACTION RESPONSIBILITIES . . . . . . . . . . . . . .    14

  A.  DEALER'S CUSTOMER SATISFACTION OBLIGATIONS . . . . . . . . . . . .    15
  B.  EVALUATION OF DEALER'S CUSTOMER SATISFACTION PERFORMANCE . . . . .    16


XII.  DEALERSHIP FACILITIES AND IDENTIFICATION . . . . . . . . . . . . .    16

  A.  FACILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . .    16
  B.  SERVICE RECEPTION AREA . . . . . . . . . . . . . . . . . . . . . .    17
  C.  DEALER'S OPERATING HOURS . . . . . . . . . . . . . . . . . . . . .    17
  D.  SIGNS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    17
  E.  EVALUATION OF DEALERSHIP FACILITIES. . . . . . . . . . . . . . . .    17
  F.  USE OF LEXUS MARKS . . . . . . . . . . . . . . . . . . . . . . . .    18

    .
XIII . CAPITAL, CREDIT, RECORDS AND UNIFORM SYSTEMS. . . . . . . . . . .    19

  A.  NET WORKING CAPITAL. . . . . . . . . . . . . . . . . . . . . . . .    19
  B.  FLOORING AND LINES OF CREDIT . . . . . . . . . . . . . . . . . . .    19
  C.  PAYMENT TERMS. . . . . . . . . . . . . . . . . . . . . . . . . . .    19
  D.  UNIFORM ACCOUNTING SYSTEM. . . . . . . . . . . . . . . . . . . . .    20
  E.  RECORDS MAINTENANCE. . . . . . . . . . . . . . . . . . . . . . . .    20
  F.  EXAMINATION OF DEALERSHIP ACCOUNTS AND RECORDS . . . . . . . . . .    20
  G.  TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20


                                         (ii)

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  H.   CONFIDENTIALITY. . . . . . . . . . . . . . . . . . . . . . . . .    21
  I.   DATA TRANSMISSION SYSTEMS. . . . . . . . . . . . . . . . . . . .    21
  J.   SALES REPORTING. . . . . . . . . . . . . . . . . . . . . . . . .    21

XIV.   TRANSFERS. . . . . . . . . . . . . . . . . . . . . . . . . . . .    22

  A.   SALE OF OWNERSHIP INTEREST IN DEALERSHIP . . . . . . . . . . . .    22
  B.   RIGHTS OF FIRST REFUSAL OR OPTION TO PURCHASE. . . . . . . . . .    22


XV.    SUCCESSION RIGHTS UPON DEATH OR INCAPACITY . . . . . . . . . . .    24

  A.   SUCCESSION TO OWNERSHIP AFTER DEATH OF OWNER . . . . . . . . . .    24
  B.   INCAPACITY OF OWNER. . . . . . . . . . . . . . . . . . . . . . .    25
  C.   NOMINATION OF SUCCESSOR PRIOR TO DEATH OR INCAPACITY OF OWNER. .    26


XVI.   TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . .    26

  A.   VOLUNTARY TERMINATION BY DEALER. . . . . . . . . . . . . . . . .    26
  B.   TERMINATION FOR CAUSE. . . . . . . . . . . . . . . . . . . . . .    26
  C.   NOTICE OF TERMINATION. . . . . . . . . . . . . . . . . . . . . .    30
  D.   CONTINUANCE OF BUSINESS RELATIONS. . . . . . . . . . . . . . . .    30
  E.   REPURCHASE PROVISIONS. . . . . . . . . . . . . . . . . . . . . .    30


XVII.  MANAGEMENT OF DISPUTES . . . . . . . . . . . . . . . . . . . . .    32

  A.   ALTERNATIVE DISPUTE RESOLUTION PROGRAMS. . . . . . . . . . . . .    32
  B.   APPLICABLE LAW . . . . . . . . . . . . . . . . . . . . . . . . .    33
  C.   MUTUAL RELEASE . . . . . . . . . . . . . . . . . . . . . . . . .    33


XVIII. DEFENSE AND INDEMNIFICATION. . . . . . . . . . . . . . . . . . .    33

  A.   DEFENSE AND INDEMNIFICATION BY DISTRIBUTOR . . . . . . . . . . .    33
  B.   DEFENSE AND INDEMNIFICATION BY DEALER. . . . . . . . . . . . . .    34
  C.   CONDITIONAL DEFENSE AND/OR INDEMNIFICATION . . . . . . . . . . .    35
  D.   THE EFFECT OF SUBSEQUENT DEVELOPMENTS. . . . . . . . . . . . . .    36
  E.   TIME TO RESPOND AND RESPONSIBILITIES OF THE PARTIES. . . . . . .    36


XIX.   GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . .    37

  A.   NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    37
  B.   NO IMPLIED WAIVERS . . . . . . . . . . . . . . . . . . . . . . .    37
  C.   SOLE AGREEMENT OF THE PARTIES. . . . . . . . . . . . . . . . . .    37
  D.   DEALER NOT AN AGENT OR REPRESENTATIVE. . . . . . . . . . . . . .    37
  E.   ASSIGNMENT OF RIGHTS OR DELEGATION OF DUTIES . . . . . . . . . .    38
  F.   NO FRANCHISE FEE . . . . . . . . . . . . . . . . . . . . . . . .    38


                                        (iii)

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  G.   SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . .    38
  H.   NEW AND SUPERSEDING DEALER AGREEMENTS. . . . . . . . . . . . . .    38
  I.   BENEFIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . .    38

XX.    DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .    39

XXI.   ADDITIONAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . .    40


                                         (iv)

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                                LEXUS DEALER AGREEMENT

This is an Agreement between LEXUS, A Division of TOYOTA MOTOR SALES, U.S.A., INC. ("LEXUS" or "DISTRIBUTOR") and Somerset Motors Partnership ("DEALER") doing business as DiFeo Lexus.

                             LEXUS GOALS AND COMMITMENTS

LEXUS is committed to creating luxury automobiles which are and will be among the finest ever built anywhere in the world. LEXUS is equally committed to setting a new standard for extraordinary customer satisfaction throughout the ownership cycle. To achieve this goal, LEXUS intends to maintain the finest dealer network in the industry.

This Agreement embodies the LEXUS commitment to promote fairness within a harmonious and mutually profitable business relationship between LEXUS and DEALER. The ultimate goal shared by all parties to this Agreement is the satisfaction of the LEXUS customer.

                                PURPOSES OF AGREEMENT

Lexus is the exclusive distributor in the continental United States of LEXUS Products which are manufactured or approved by TOYOTA MOTOR CORPORATION ("FACTORY"). The principal purposes of this Agreement are to set forth and affirm the commitment of LEXUS and DEALER to the goals of LEXUS; authorize DEALER to sell and service LEXUS Products; and identify the rights and responsibilities of LEXUS and DEALER.

I.        TERM OF AGREEMENT

          This Agreement is effective on the date signed by LEXUS and shall continue for a period of one year unless ended earlier by mutual agreement or terminated as provided herein. This Agreement may not be extended except by written consent of LEXUS. Any continuation of business relations between the parties following expiration of this Agreement shall be on a day-to-day basis and subject to the provisions of this Agreement. Such a continuation shall not be deemed a waiver of the right of termination nor shall it imply that either party has committed to continue to do business with the other at any time in the future.

          Upon the expiration of this Agreement, DISTRIBUTOR shall have no obligation to renew the Agreement or to extend DEALER a subsequent Agreement. However, should this Agreement be renewed or any other form of agreement be offered to DEALER, DISTRIBUTOR reserves the right to


                                          1

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          offer an agreement of a term to be determined at DISTRIBUTOR's sole discretion.

II.       OWNERSHIP AND OFFICERS

          This is a personal service Agreement and has been entered into by LEXUS upon, and in consideration of, DEALER'S representation that only the following named persons are the owners and officers of DEALER, and that such persons are committed to achieving the purposes, goals and commitments of this Agreement:


                                                                 PERCENT OF
OWNERS NAMES                  ADDRESS                             OWNERSHIP

DiFeo Partnership SCT, Inc.   153 East 53rd St., Suite 5900              70%
                              New York, NY  10022

Somerset Motors, Inc.         585 Route 440                              30%
                              Jersey City, NJ  07304




OFFICERS NAMES                ADDRESS                         TITLE

Ezra P. Mager                 40 East 88th St.                Chief Executive
                              New York, NY  10128             Officer

Joseph C. Herman              16 Gateway                      Chief Executive
                              Highlands, NJ  07732            Officer

Joseph C. DiFeo               17 Black Point Horseshoe        Executive Vice
                              Rumson, NJ  07760               President

Samuel X. DiFeo               121 Lorraine Ave.               Executive Vice
                              Spring Lake, NJ  07762          President

Donald Betson                 89 Van Allen Rd.                Chief Financial
                              Glen Rock, NJ  07452            Officer

Sam C. DiFeo                  2219 First Ave.                 Executive Vice
                              Spring Lake, NJ  07762          President


                                          2

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III. MANAGEMENT

     LEXUS and DEALER agree that qualified dealership management and active, day-to-day owner involvement are critical to the successful operation of DEALER. OWNERS agree, and LEXUS enters into this Agreement on the condition that at least one OWNER will be involved on a full-time basis in the day-to-day operations of the dealership. If no OWNER is involved on a full-time basis in DEALER's day-to-day operations, the General Manager named below shall devote his or her personal services on a full-time basis to the general management of the dealership.

     DEALER appoints Matthew Fava as General Manager. The General Manager has full managerial authority to make all operating decisions on behalf of DEALER. DEALER shall make no change in the dealership's ownership or General Manager without the prior written approval of LEXUS.

IV.  APPROVED DEALER LOCATIONS

     In order that DISTRIBUTOR may establish and maintain an effective network of authorized LEXUS dealers, DEALER agrees that it shall conduct its LEXUS operations only in facilities and at locations herein designated and approved by DISTRIBUTOR. DISTRIBUTOR hereby designates and approves the following facilities as the exclusive location(s) for the sale and servicing of LEXUS Products and the display of LEXUS Marks:

     NEW VEHICLE SALES AND         USED VEHICLE DISPLAY AND
     SHOWROOM                      SALES

     Route 22 East                 Route 22 East
     Bound Brook, NJ  08805        Bound Brook, NJ  08805

     SALES AND GENERAL OFFICE      BODY AND PAINT

     Route 22 East                 N/A
     Bound Brook, NJ  08805

     PARTS AND SERVICE             OTHER FACILITIES

     Route 22 East                 N/A
     Bound Brook, NJ  08805

     DEALER shall not modify or change the designated usage or function of any facility without the prior written consent of LEXUS.



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V.   CERTIFICATION

     By their signatures hereto, the parties certify that they have read and understood this Agreement, including the Standard Provisions which are incorporated herein, and agree to abide and be bound by all of its terms and conditions.



                                        DIFEO LEXUS    DEALER
                                   --------------------
                                   DBA

DATE: Sept. 24, 1992     By:  /s/ Ezra P. Mager        Chief Executive Officer
     ---------------        ------------------------   -----------------------
                            SIGNATURE  Ezra P. Mager   Title

                                   LEXUS, A Division of
                                   TOYOTA MOTOR SALES, U.S.A.,INC.

DATE: Oct. 5, 1992       By:  /s/ Shinji Sakai         President
     ---------------        ------------------------   -----------------------
                            SIGNATURE  Shinji Sakai    Title


                                          4

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[Standard Provisions Appear Here]

XXI. ADDITIONAL PROVISIONS

     In consideration of DISTRIBUTOR'S agreement to appoint DEALER as an authorized LEXUS dealer, DEALER further agrees:

     These Additional Provisions to Lexus Dealer Agreement ("Additional Provisions") are entered into as of October 5, 1992 among DISTRIBUTOR, DEALER, DIFEO PARTNERSHIP SCT, INC., a Delaware corporation (hereinafter "DP"), SOMERSET MOTORS, INC., a New Jersey corporation (hereinafter "SMI"; DP and SMI are hereinafter collectively referred to as the "Partners"), EMCO MOTOR HOLDINGS, INC., a Delaware corporation (hereinafter "EMCO"), "21" INTERNATIONAL HOLDINGS, INC., a Delaware corporation (hereinafter "TIHI"), MARSHALL S. COGAN (hereinafter "Cogan"), SAMUEL X. DIFEO and JOSEPH C. DIFEO (hereinafter collectively the "DiFeos"), and form a part of and are incorporated into the Dealer Agreement.

                                    RECITALS

          1. DISTRIBUTOR and DEALER have entered into a Lexus Dealer Agreement (the "Dealer Agreement") dated as of October 5, 1992.

          2. The Partners are the sole partners of DEALER; EMCO is the sole shareholder of DP; TIHI is the Majority (defined below) shareholder of EMCO; Cogan is the Majority shareholder of TIHI; and the DiFeos are the sole shareholders (including ownership by related persons or entities) of SMI. For purposes of these Additional Provisions, "Majority" means direct or indirect ownership (including ownership by related persons or entities) of 66 2/3% or more of the voting power and 40% or more


                                       36
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of the fair market value of the equity securities of the entity in question.  A
"related" person is an individual who is a member of the immediate family of the person in question. A related entity is (a) a corporation or partnership 80% or more of the interests in which are owned by the person in question or a related person or (b) a trust benefiting the person in question or a related person or entity. "Controlled" has the meaning given to it in Rule 405 under the Rules and Regulations of the Securities Act of 1993, as amended.

          3. EMCO, DEALER, the Partners, TIHI, Cogan and the DiFeos are hereinafter collectively referred to as the "EMCO Parties". DISTRIBUTOR and the EMCO Parties are hereinafter collectively referred to as the "Parties".

          4. The Parties wish to enter into these Additional Provisions for the purposes of agreeing to be bound by the terms of these Additional Provisions, which are a part of and are incorporated into the Dealer Agreement.

          NOW THEREFORE, in consideration for the mutual agreements contained herein and in the Dealer Agreement, the Parties agree as follows:


A.   GENERAL

          1. The Parties acknowledge that DISTRIBUTOR has been provided with copies of the Master Agreement dated as of March 11, 1992, as amended, between EMCO, DP, SMI, TIHI, DEALER, the DiFeos and others, the Partnership Agreement of DEALER dated as of October 1, 1992, the Management Agreement among DEALER, EMCO


                                       37
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and others dated as of October 1, 1992 (the "Management Agreement") and certain other documentation relating to the relationships between the EMCO Parties and others (collectively the "Underlying Documentation"). The EMCO Parties agree that nothing contained in the Underlying Documentation will in any way be deemed to be consented to by or binding on DISTRIBUTOR, and that the legal rights and obligations between DISTRIBUTOR, on the one hand, and any of the EMCO Parties, on the other hand, will be governed exclusively by the Dealer Agreement, these Additional Provisions and any other agreements executed by both DISTRIBUTOR and DEALER in connection therewith and herewith.

          2. The EMCO Parties acknowledge and agree that if any provision of these Additional Provisions is violated in any material respect by any of the EMCO Parties, DISTRIBUTOR will have the right to terminate the Dealer Agreement on written notice to DEALER.


B.   PROVISIONS RELATING TO THE STRUCTURE OF DEALER

          1. SINGLE PURPOSE ENTITY. DEALER will be maintained as a separate legal entity, and will not engage in any business other than operation of a Lexus dealership and activities related thereto.

          2. SINGLE PURPOSE PARTNERS. DP and SMI will be maintained as separate legal entities, and will not engage in any business other than acting as partners of DEALER and activities related thereto.


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          3.   NO MERGER, CONSOLIDATION, ETC.  Neither DEALER nor either of the
Partners will be merged with or into, or be consolidated with, or acquire substantially all of the assets of, any other entity.


C.   PROVISIONS RELATING TO MANAGEMENT

          1. ROLE OF DIFEOS. Samuel X. DiFeo, Joseph C. DiFeo or both of them will remain actively involved in the management of all aspects of the operations of DEALER.

          a. Both of the DiFeos will be members of the Executive Committee, Board of Directors or other governing body of DEALER. The DiFeos will have complete control over all management decisions of DEALER or relating to DEALER, including day-to-day activities and extraordinary matters, provided, that the Executive Committee, Board of Directors or other governing body of DEALER may take part in decisions relating to extraordinary matters, including but not limited to a change in business location and a sale or liquidation of the business.

          b. The General Manager will report directly to and be responsible for the DiFeos.

          c. Subject to Section C.2., the DiFeos will at all times be the sole shareholders of SMI (including ownership by related persons or entities), and SMI will at all times own at least a 25% interest in the profits and capital of DEALER, provided, that if SMI's interest falls below 30%, any interest below 30% will be transferred to DP.


                                       39
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          d.   DISTRIBUTOR may rely on oral or written communications and agreements from either of the DiFeos as being the binding agreements of DEALER, without any duty of DISTRIBUTOR to confirm that such communication or agreement has been approved by the Executive Committee or any other person or entity.

          2. SUCCESSORS TO THE DIFEOS. In the event that (a) neither of the DiFeos wishes to continue his role in the management of DEALER as set forth in Section C.1., (b) the DiFeos wish to cease being the sole shareholders of SMI (including ownership of related persons or entities) or (c) SMI wishes to decrease its ownership in DEALER to less than 25%, such action may be taken only with the prior written consent of DISTRIBUTOR. Such consent of DISTRIBUTOR may be conditioned on either (i) transfer of the DiFeos' management responsibilities and/or ownership interest (direct or indirect) as applicable, in DEALER to an individual or individuals approved by DISTRIBUTOR, taking into account such factors as DISTRIBUTOR deems to be relevant and are consistent with applicable laws or (ii) transfer of not less than 25% of the voting power, profits interest and capital interest in DEALER to the then General Manager of DEALER, which transfer may be accomplished by having such General Manager acquire such interest in increments of not less than 5% per year over a period of not more than 5 years.

          3.   ROLE OF GENERAL MANAGER.

          a) Matthew Fava, or any subsequent General Manager of DEALER approved by DISTRIBUTOR, will serve exclusively as General Manager of DEALER on a full time basis and will not have any management responsibilities with respect to any other dealership or other business or appear as the General Manager on any automobile dealership franchise agreement other than that of DEALER.

          b) The General Manager will have responsibility for and authority with respect to the day-to-day operations of DEALER in the ordinary course of business, under the supervision of the DiFeos (subject to Section C.2.), and either the DiFeos or the General Manager will have the following authority, without the need for obtaining the prior approval of any other person:



          (i)  the authority to hire or terminate any employee of DEALER.

         (ii)  the authority to order vehicles and other products.

        (iii)  the authority to place advertising.

         (iv) the authority to communicate with DISTRIBUTOR with respect to all aspects of the business of DEALER.

          (v) the authority to approve expenditures by DEALER in the ordinary course of business in amounts of less than $50,000 per item.

         (vi) the authority to approve capital improvements or modifications to the DEALER'S facilities in


                                       41
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               amounts not to exceed $100,000 with respect to any expenditure.

          4. MEMBERSHIP OF EXECUTIVE COMMITTEE. There shall be no change in the membership of the Executive Committee, Board of Directors or other governing body of DEALER without the prior written approval of DISTRIBUTOR.


D.   PROVISIONS RELATING TO CAPITALIZATION AND ACCOUNTING

          1. No distributions will be made by DEALER to the Partners if such distributions would cause DEALER to fail to meet any of DISTRIBUTOR's capitalization guidelines, including but not limited to net working capital requirements.

          2. The operations and financial results of DEALER will be reported to DISTRIBUTOR separately from those of any other entity, business or activity, including but not limited to any of the EMCO Parties and any other dealerships directly or indirectly owned or controlled by any of the EMCO Parties.

          3. DEALER will maintain complete and separate departments for new and used vehicle sales, service, parts sales, leasing and finance and insurance, and will provide separate identifiable areas for each department. DEALER will maintain a separate and permanent personnel staff and separate retail operations from other dealerships directly or indirectly owned by any of the EMCO Parties. DEALER shall not combine its used car operation with that of any other entity, including any other dealerships directly or indirectly owned by any of the EMCO Parties.


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          4.   DEALER will not transfer assets or liabilities on an intercompany receivable or payable basis; or place vehicles on consignment to any other dealership, except on payment terms requiring payment in full within three (3) business days and in an outstanding amount not to exceed $150,000 at any one time. Any loan from DEALER to any person or entity controlled by any EMCO Party will be treated as a distribution by DEALER to the Partners for purposes of determining compliance with Section D.1.

          5. If DEALER transfers assets to any commonly controlled person or entity for less than fair market value consideration, the excess of the fair market value of such assets over the consideration paid, if any, will be treated as a distribution by DEALER to the Partners for purposes of determining compliance with Section D.1.

          6. DEALER will submit to DISTRIBUTOR a consolidated, audited financial statement of all dealerships controlled by the EMCO Parties on an annual basis, on or before June 30 of each year for the previous year ended December 31.

E.   PROVISIONS RELATING TO OWNERSHIP

          1. CHANGES IN INDIRECT OWNERSHIP. In addition to the right of DISTRIBUTOR to approve changes in ownership of DEALER as set forth in the Dealer Agreement, DISTRIBUTOR will also have the right, in compliance with applicable laws, to approve transfers in ownership of DP, SMI and EMCO, and will have the right to approve any transfer in ownership of TIHI which results in Cogan no longer being the Majority shareholder of TIHI.


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

          2. NO PUBLIC OFFERING. (a) The EMCO Parties acknowledge that the Dealer Agreement is a personal service contract, and that the personal service nature of the Dealer Agreement was a material inducement to DISTRIBUTOR in entering into the Dealer Agreement. In light of the foregoing, none of DEALER, any Partner, or any person or entity directly or indirectly owning an interest in, or, directly or indirectly, controlling, controlled by or under common control with (within the meaning of Rule 405 under the Rules and Regulations of the Securities Act of 1933, as amended), DEALER or any partner of DEALER (as applicable, the "Issuer") will offer, issue or sell securities that are required to be registered pursuant to the Securities Act of 1933, as amended ("Public Securities"), or permit any of their securities to become Public Securities, or merge or consolidate with any entity the securities of which are Public Securities without the prior written consent of DISTRIBUTOR, such consent to be granted or denied in DISTRIBUTOR's sole discretion.

          (b)  Nothing contained in this Section E.2 will be deemed to prohibit
(i) one or more entities which have issued Public Securities from owning equity securities of TIHI, provided that Cogan agrees that, subject to compliance with applicable laws, (A) neither he nor any related person or entity will transfer any equity security in TIHI to any entity which has issued public securities and
(B) any transfer of equity securities in TIHI by Cogan will contain a specific restriction prohibiting the transferee (or any subsequent transferee) from reselling such equity securities to an entity which has issued Public Securities, or (ii) TIHI from holding an interest in one or more entities which have issued Public Securities, provided that such entities do not own an interest in any of the EMCO Parties.

          (c) Notwithstanding this Section E.2, in the event that at any time after the date hereof, DISTRIBUTOR issues a Dealer Agreement to an entity which owns and operates a Lexus dealership in the United States which specifically permits the issuance of Public Securities or contains specific restrictions on the issuance of Public Securities which are different from this Section E.2 in any material respect, DISTRIBUTOR, upon request by DEALER, agrees to offer DEALER the option of amending this Section E.2 to contain provisions relating to issuance of Public Securities which are substantially the same as those which are contained in the Dealer Agreement of such other dealership.

          3. SUCCESSORS AND ASSIGNS. In the event that any interest in any of the EMCO Parties is transferred in accordance with the provisions of the Dealer Agreement and these Additional Provisions, as a condition to such transfer the transferee must agree in writing to be bound by all of the terms and provisions of the Dealer Agreement and these Additional Provisions, such agreement to be in form and substance reasonably acceptable to DISTRIBUTOR.

          4. COMPETITORS. In no event may any interest in any of the EMCO Parties be transferred to an entity which is directly or indirectly engaged in the business of manufacturing and/or distributing automobiles, or an affiliate thereof.

          IN WITNESS WHEREOF, the Parties have executed these Additional Provisions as of the date first above written.

LEXUS, A DIVISION OF                    SOMERSET MOTORS PARTNERSHIP
TOYOTA MOTOR SALES, U.S.A.

                                        By: /s/ Ezra P. Mager
                                           -----------------------------
                                           General Partner

By: /s/ Shirji Sakai
   --------------------------
Title: President
      -----------------------

                                        By: /s/ Ezra P. Mager
                                           -----------------------------
                                        Title:
                                              --------------------------

DIFEO PARTNERSHIP, INC.                 SOMERSET MOTORS, INC.

By: /s/ Ezra P. Mager                   By: /s/ Joseph C. DiFeo
   --------------------------              -----------------------------
Title:                                  Title:
      -----------------------                 --------------------------


EMCO MOTORS HOLDINGS, INC.              "21" INTERNATIONAL HOLDINGS, INC.

By: /s/ Ezra P. Mager                   By: /s/ Marshall S. Cogan
   --------------------------              -----------------------------
Title:                                  Title:
      -----------------------                 --------------------------

/s Marshall S. Cogan                    /s/ Samuel X. DiFeo
- -----------------------------           --------------------------------
MARSHALL S. COGAN                       SAMUEL X. DIFEO

/s/ Joseph C. DiFeo
- -----------------------------
JOSEPH C. DIFEO


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